SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 27, 2004
                                                 (August 24, 2004)





                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

        Delaware                                           62-1040440
(State or other jurisdiction                             (IRS employer
    of incorporation)                                  identification No.)
                                    000-21788
                            (Commission file number)

                    One Cotton Row, Scott, Mississippi 38772
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01.      Entry into a Material Definitive Agreement.


Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Delta and Pine Land Company ("D&PL") dated August 24, 2004 announcing agreements entered into on August 24, 2004 between D&PL and Syngenta Crop Protection AG ("Syngenta"). Under the agreements with Syngenta, D&PL obtains global licenses to develop and commercialize Syngenta's innovative insect resistance technology in cottonseed. In addition, D&PL obtained licenses to a wide range of other Syngenta enabling technologies that may be useful in developing valuable new products for use in cottonseed and soybean seed. In return for the licenses, D&PL is to pay Syngenta approximately $47 million in installments due primarily over the next three years. Under the agreements, D&PL is scheduled to pay Syngenta $14.1 million in calendar year 2004, $11.6 million in calendar year 2005, $8.7 million in calendar year 2006, $3.2 million in calendar years 2007 and 2008, and $3.0 million in calendar years 2009 and 2010. Upon commercialization of products containing Syngenta traits, D&PL will receive 70% of the net licensing revenues related to the insect resistant traits covered by the agreements.



Note that executive management discussed additional information about this agreement during a conference call held August 24, 2004 at 10 a.m. ET/9 a.m. CT. The call will be available on http://www.vcall.com for 90 days, and is also available for replay through midnight, Tuesday, August 31, 2004, by dialing 800-642-1687 (International, 706-645-9291) and entering reservation number:
9659709.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit No.                         Description
-----------                         -----------
99.1                       Press Release dated August 24, 2004.




















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY



Date:  August 27, 2004        /s/ R.D. Greene
                              -----------------------------------
                              R. D. Greene,
                              Vice President - Finance, Treasurer and
                              Assistant Secretary